POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of CMC Fund Trust, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1994
                                       ALEXANDER S. MACMILLAN
                                       -----------------------------------
                                       Alexander S. Macmillan

                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of CMC Fund Trust, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 27, 1993
                                       RICHARD L. WOOLWORTH
                                       -----------------------------------
                                       Richard L. Woolworth

                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of CMC Fund Trust, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  December 16, 1991
                                       PETER T. SHAND
                                       -----------------------------------
                                       Peter T. Shand

                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of CMC Fund Trust, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  December 16, 1991
                                       PETER C. OLSON
                                       -----------------------------------
                                       Peter C. Olson